UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2015

KCG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-54991	38-3898306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

545 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operation and Financial Condition

See Item 9.01

Item 7.01	Regulation FD Disclosure

The following information is furnished under Item 2.02, “Results of Operations and Financial Condition”, Item 7.01, “Regulation FD Disclosure”, and Item 9.01 “Financial Statements and Exhibits.” This information, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 1, 2015, KCG Holdings, Inc. (the “Company” or “KCG”) issued a press release announcing its earnings for the first quarter of 2015. The press release did not include certain financial statements, related footnotes and certain other financial information relating to the Company that will be filed with the Securities and Exchange Commission as part of the Company’s Quarterly Report on Form 10-Q. A copy of the press release is attached hereto as Exhibit 99.1. Executives from KCG will review the earnings via teleconference and live audio webcast at 9:00 a.m. Eastern time on May 1, 2015. A copy of a visual presentation that will be a part of that review is attached as Exhibit 99.2. Exhibits 99.1 and 99.2 are incorporated by reference into this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not Applicable

(b)	Pro Forma Financial Information

Not Applicable

(c)	Shell Company Transactions

Not Applicable

(d)	Exhibits

Exhibit 99.1 – Press Release of KCG Holdings, Inc. issued on May 1, 2015.

Exhibit 99.2 – KCG Holdings, Inc. Earnings Presentation, dated May 1, 2015.

Additional Information and Where to Find It

The tender offer described in Exhibits 99.1 and 99.2 has not yet commenced. The press release and earnings presentation included as Exhibits 99.1 and 99.2 are for informational purposes only, are not a recommendation to buy or sell KCG common stock, and do not constitute an offer to buy or the solicitation to sell shares of KCG common stock. The tender offer will be made only pursuant to the Offer to Purchase, Letter of Transmittal and related materials that KCG expects to file Monday, May 4th with the Securities and Exchange Commission. Stockholders should read carefully the Offer to Purchase, Letter of Transmittal and related materials because they contain important information, including the various terms of, and conditions to, the tender offer. Once the tender offer is commenced, stockholders will be able to obtain a free copy of the tender offer statement on Schedule TO, the Offer to Purchase, Letter of Transmittal and other documents that KCG will be filing with the Securities and Exchange Commission at the Commission’s website at www.sec.gov or the investor information section of KCG’s website at www.kcg.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: May 1, 2015

KCG HOLDINGS, INC.

By:	/s/ John McCarthy

Name:	John McCarthy
Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of KCG Holdings, Inc. issued on May 1, 2015.

99.2	KCG Holdings, Inc. Earnings Presentation, dated May 1, 2015.